UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 15, 2009

                           GREENE COUNTY BANCORP, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Federal                        0-25165               14-1809721
------------------------------      ---------------------    ------------------
(State or Other Jurisdiction        (Commission File No.)    (I.R.S. Employer
       of Incorporation)                                     Identification No.)


302 Main Street, Catskill NY                                     12414
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (518) 943-2600


                                 Not Applicable
                                ----------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.03(a).  Amendments to Articles of Incorporation or Bylaws; Change in
               ------------------------------------------------------------
               Fiscal Year
               -----------

     On December 15, 2009, the Board of Directors of Greene County Bancorp, Inc. (the "Company") unanimously approved two amendments to the Company's Bylaws. The amendments were described in a Form 8K filed by the Company on December 22, 2009 and the Bylaws, as amended, were filed as Exhibit 3.2 to the Form 8K.

     The Company is amending the Form 8K previously filed to correct the Bylaws that were filed as Exhibit 3.2. The corrected Bylaws are attached hereto as
Exhibit 3.2.

Item 9.01      Financial Statements and Exhibits
               ---------------------------------

(a)     Financial Statements of businesses acquired. Not Applicable.

(b)      Pro forma financial information. Not Applicable.

(c)     Shell Company Transactions. Not Applicable

(d)     Exhibits.

        The following Exhibit is attached as part of this report:


        3.2 Greene County Bancorp, Inc. Bylaws, as amended

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           GREENE COUNTY BANCORP, INC.


DATE:  January 7, 2010                     By: /s/ Michelle Plummer
                                              ----------------------------------
                                              Michelle Plummer
                                              Executive Vice President and Chief
                                              Financial Officer and Chief
                                              Operating Officer